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                                                                    EXHIBIT 10.8

                             NINTH AMENDMENT TO THE
                          INGLES MARKETS, INCORPORATED
                         INVESTMENT/PROFIT SHARING PLAN

         THIS NINTH AMENDMENT TO THE INGLES MARKETS, INCORPORATED
INVESTMENT/PROFIT SHARING PLAN (hereinafter referred to as the "Plan"), which Plan was amended and restated in its entirety effective September 26, 1993, and was subsequently amended by the First through Eighth Amendments, is made and entered into by Ingles Markets, Incorporated (the "Employer").

                              W I T N E S S E T H:

         WHEREAS, Section 6.1 of the Plan permits the Employer to amend the Plan from time to time and Section 6.3 of the Plan permits the Employer to amend the Plan on behalf of all participating Employers.

         WHEREAS, the Employer desires to amend the Plan to allow payment to an Alternate Payee in the event of the death of the Alternate Payee.

         NOW, THEREFORE, the Employer hereby amends the Plan as follows:

         1. Section 5.11 of the Plan is hereby amended by adding the following paragraph to the end thereof:

             "An Alternate Payee may receive a distribution of his or her interest under the Plan while the Participant remains employed by Employer but prior to the Earliest Retirement Age of the Participant under two exceptions. First, if an Alternate Payee shall be certified as disabled by the Social Security Administration at any time following the receipt of a Qualified Domestic Relations Order, that Alternate Payee may receive a distribution of his or her interest under the Plan as provided by the Qualified Domestic Relations Order without regard to the status of the Participant. In no event shall such disability include a condition resulting from self-inflicted injury, or injury incurred while committing an illegal act. Second, the interest of an Alternate Payee under a Qualified Domestic Relations Order is distributable to the Alternate Payee's designated beneficiary (or, if there is no designated beneficiary, to the Alternate Payee's estate) upon the death of the Alternate Payee."

         2. The effective date of this Ninth Amendment shall be October 1, 2001.

         3. Except as specifically amended above, the Plan shall remain unchanged and, as amended


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herein, shall continue in full force and effect.

         IN WITNESS WHEREOF, Ingles Markets, Incorporated has caused this Ninth Amendment to the Plan to be executed by its duly authorized officer this 1st day of October, 2001.

                                             EMPLOYER:
                                             INGLES MARKETS, INCORPORATED



                                             By:  /s/ Brenda S. Tudor
                                                -------------------------------
                                             Title:   CFO
                                                   ----------------------------


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